JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Mid Cap Growth Portfolio

(All Share Classes)

Supplement dated March 13, 2014

to the Prospectuses dated May 1, 2013

The portfolio manager information for the JPMorgan Insurance Trust Mid Cap Growth Portfolio (the “Portfolio”) in the sections titled “Management” in the Portfolio’s “Risk/Return Summary” and “The Portfolio’s Management and Administration — The Portfolio Managers” is deleted in its entirety and replaced by the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Portfolio Since	Primary Title with Investment Adviser
Timothy Parton	2004	Managing Director

The Portfolio Managers

Mid Cap Growth Portfolio

The portfolio management team is led by Timothy Parton, Managing Director of JPMIM and a CFA charterholder. Mr. Parton has worked as a portfolio manager for JPMIM or its affiliates (or their predecessors) since 1988 and has been employed with the firm since 1986.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE

SUP-JPMITMCGP-314